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FREMONT MUTUAL FUNDS, INC.
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       MONEY MARKET FUND PROSPECTUS | MARCH 1, 2003, AS AMENDED OCTOBER 10, 2003

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Like all mutual funds,  the Securities and Exchange  Commission has not approved or disapproved these securities, nor has it passed on the accuracy or adequacy of this prospectus. It is a criminal offense to represent otherwise.

                                                fremont
                                                     FREMONT INVESTMENT ADVISORS

TABLE OF CONTENTS

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FREMONT MONEY MARKET FUND

Objective and Principal Strategy                      2

Main Risks                                            2

Performance                                           2

Fees and Expenses                                     3

Portfolio Management                                  3

About the Advisor                                     4

SHAREHOLDER GUIDE

Managing your Fremont account

Types of Accounts                                     5

How to Invest                                         6

How to Sell Your Shares                               8

Dividends, Distributions, and Taxes                  11

APPENDIX

Investment Terms                                     12

Financial Highlights                                 13

Fremont's Privacy Statement                          14

FREMONT MONEY MARKET FUND

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OBJECTIVE

The Fremont Money Market Fund seeks to maximize current income consistent with preservation of capital and liquidity.

PRINCIPAL STRATEGY

The Fund invests primarily in high quality short-term money market instruments with maturities of 397 days or less and which are rated in the top rating category by at least two nationally recognized statistical rating organizations.

Fund management believes it can deliver consistently superior performance by:

o  Conducting independent research;

o  Managing maturities; and

o  Careful trading.

As it seeks to meet its objective, Fund management attempts to:

o  Determine short-term interest rate trends.

o Adjust average portfolio maturity to take advantage of interest rate forecasts. Generally, average maturity is shortened if interest rates are projected to trend higher, and lengthened if interest rates are projected to fall.

o Identify opportunities presented by companies offering higher yields than similarly rated firms.

Fund management bases purchase decisions on maturity relative to portfolio target and current yield, and will sell a security if more attractive alternatives are identified.

MAIN RISKS

An investment in the Fremont Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the net asset value at $1.00 per share, it is possible to lose money by investing in the Fund.

PERFORMANCE

The annual performance chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The performance shown is for complete calendar year annual returns for the past 10 years. The Fund commenced operations on November 18, 1988.

During the period shown in the bar chart, the highest return for a quarter was 1.67% for the quarter ending 3/31/91. The lowest return for a quarter was 0.33% for the quarter ending 12/31/02. The year-to-date return as of 12/31/02 was 1.61%. Past performance (before and after taxes) is no indication of future performance.

ANNUAL PERFORMANCE

[BAR CHART]

2.64%   3.96%   5.87%   5.28%   5.43%   5.41%   4.94%   6.13%   3.96%   1.61%
1993    1994    1995    1996    1997    1998    1999    2000    2001    2002

YIELD INFORMATION

You can obtain the Fund's current 7-day yield any time by calling 800.548.4539.

COMPARATIVE RETURNS

The "Comparative Returns" table provides some indication of the risks of investing in the Fund by comparing its performance to that of its benchmark index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2002

FREMONT MONEY MARKET FUND

                    1 Year    5 Years   10 Years
                    ----------------------------
                    1.61%     4.40%     4.51%

MONEY FUND REPORT AVERAGES(TM)/
FIRST TIER

                    1 Year    5 Years   10 Years
                    ----------------------------
                    1.10%     3.91%     4.07%

(See "Investment Terms" on page 12 for a description of the index.)

2  FREMONT MUTUAL FUNDS                             CALL TOLL FREE: 800.548.4539

INCOME

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FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
Redemption Fee (None) +

ANNUAL FUND OPERATING EXPENSES
  Deducted from Fund assets

Management Fees ++ .............................0.21%
Distribution (12b-1) Fees ......................None
Other Expenses .................................0.21%
Total Annual Fund
  Operating Expenses ...........................0.42%

+  The Transfer Agent charges a $10 service fee on wire redemptions.

++ Pursuant to the Investment Advisory Agreement, the Fund will pay an advisory fee of 0.30% on the first $30 million, 0.20% on average daily net assets over $50 million.

EXAMPLE

The example below is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

FREMONT MONEY MARKET FUND

1 Year    3 Years   5 Years   10 Years
--------------------------------------
$43       $135      $235      $530

This example assumes:

o You invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.

o  Your investment has a 5% return each year and all dividends are reinvested.

o  The Fund's operating expenses remain the same.

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PORTFOLIO MANAGEMENT

The Fremont Money Market Fund is managed by Fremont Investment Advisors, Inc. The Fund is co-managed by Norman Gee, senior vice president, and Michelle Romano, vice president.

Mr. Gee has over 20 years of experience with the Advisor. He has served as portfolio manager of the Fund since its inception on November 18, 1988. Ms. Romano joined the Advisor in 1996 as an analyst and became a portfolio manager of the Fund in 1999.

[PHOTO]        [PHOTO]
Norman Gee     Michelle Romano

IMPORTANT MONEY MARKET FUND FEATURES

The Fremont Money Market Fund has three features that should be of interest to people who have money to invest over the short term:

o Share price of $1.00 - The Fund is committed to maintaining a net asset value of $1.00 per share.

o  Monthly dividends - dividends are calculated daily and paid monthly.

o  Checkwriting - checks are free; a $250 minimum applies.

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WWW.FREMONTFUNDS.COM                                     FREMONT MUTUAL FUNDS  3

ABOUT THE ADVISOR

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FREMONT INVESTMENT ADVISORS, INC.

Fremont Investment Advisors, Inc. (referred to as the "Advisor"), located at 333 Market Street, Suite 2600, San Francisco, California, provides the Fremont Money Market Fund with investment management and administrative services. The Advisor was formed in 1986 by a group of investment professionals that served as the in-house investment management team for Bechtel Group, Inc., the global engineering firm.

These professionals have provided investment management services to the Bechtel Retirement Plan since 1978. The Advisor now manages investments for institutions and individuals, in addition to continuing to act as investment manager for the Bechtel Retirement Plan.

For its services, the Fund pays the Advisor a monthly management fee based on its average daily net assets at the annual rate of 0.30% for the first $50 million and 0.20% on assets in excess of $50 million. The Fund also pays the Advisor a monthly administrative fee of 0.15% of average daily net assets.

In 1996, the Fremont Mutual Funds (the "Funds") and the Advisor obtained from the Securities and Exchange Commission an order that permits the Advisor to hire and terminate sub-advisors, and modify sub-advisory agreements without the prior approval of shareholders. The Funds' Board of Directors reviews and approves the hiring of new sub-advisors. If the Advisor hires a new sub-advisor or materially changes a sub-advisory agreement, the Advisor will notify shareholders of all changes, including sub-advisory fees.

4  FREMONT MUTUAL FUNDS                             CALL TOLL FREE: 800.548.4539

SHAREHOLDER GUIDE

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TYPES OF ACCOUNTS AVAILABLE

Fremont offers you a variety of accounts designed for your investment needs. Review the types of accounts described below to find the account that is best for you.

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ACCOUNT TYPE        PURPOSE                       DESCRIPTION
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INDIVIDUAL          For your general investment   Individual accounts are owned
                    needs.                        by one person.

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JOINT TENANTS       For the general investment    Joint tenant accounts are
                    needs of two or more people.  owned by more than one person.

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GIFT TO MINOR       To invest for a minor's       Gift or Transfer to Minor
                    education or other future     (UGMA/UTMA) custodial accounts
                    needs.                        provide a way to invest on
                                                  behalf of a minor.

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TRUST               For money being invested by   The trust or plan must be
                    a trust, employee benefit     established before an account
                    plan, or profit-sharing       can be opened.
                    plan.

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CORPORATION,        For investment needs of       You will need to provide a
PARTNERSHIP OR      corporations, associations,   certified corporate resolution
OTHER ENTITY        partnerships, institutions,   with your application.
                    or other groups.

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OTHER ACCOUNTS      These accounts require a specific application. To order,
                    call 800.548.4539.

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TRADITIONAL         Allows you to make            This type of retirement
IRA                 deductible or non-deductible  account allows anyone under
                    contributions to your         age 70 1/2 with earned
                    retirement account, and       income to save up to $3,000
                    defer paying taxes on your    per year (for tax years 2002
                    earnings until after you      through 2004).
                    withdraw the money from your
                    account--usually after
                    retirement.

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ROTH IRA            Allows you to make            Single taxpayers with
                    non-deductible contributions  Modified Adjusted Gross
                    to your retirement account    Income (MAGI) up to $110,000
                    today, and withdraw your      per year, and married
                    earnings tax-free after you   couples with MAGI up to
                    are 59 1/2 and have had the   $160,000 per year, may
                    account for at least 5        contribute up to $3,000
                    years.                        each, or $6,000 per couple,
                                                  for tax years 2002 throuch
                                                  2004.

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SIMPLIFIED          Allows owners and employees   SEP-IRAs allow small
EMPLOYEE            of small businesses with      business owners or those
PENSION PLAN        fewer than 5 employees to     with self-employment income
(SEP-IRA)           invest tax-deferred for       to make tax-deductible
                    retirement.                   contributions of up to 15%
                                                  of the first $160,000 of
                                                  compensation per year for
                                                  themselves and any eligible
                                                  employees.

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OTHER                                             A Fremont fund may be used
RETIREMENT                                        as an investment in many
PLANS                                             other kinds of
                                                  employer-sponsored
                                                  retirement plans. All of
                                                  these accounts need to be
                                                  established by the trustee
                                                  of the plan.

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EDUCATION           To invest for a minor's       Provides for tax-free
SAVINGS PLAN        education or other future     investment growth on behalf
                    needs.                        of a minor.

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WWW.FREMONTFUNDS.COM                                     FREMONT MUTUAL FUNDS  5

SHAREHOLDER GUIDE

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HOW TO INVEST

The minimum initial investment is $2,000 for a regular account and $1,000 for an IRA or Educational Savings Account. Establish an Automatic Investment Plan with your new account and Fremont will waive the minimum.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, Fremont is required to obtain the name, address, date of birth, Social Security Number and other information for all owners. If, after reasonable efforts Fremont cannot verify your identity, your account will be closed and the proceeds redeemed at the calculated next net asset value.

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INVESTMENT METHOD   TO OPEN AN ACCOUNT            TO ADD TO YOUR INVESTMENT
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BY MAIL             Mail in an Account            Mail your check payable to
                    Application with your check   FREMONT MUTUAL FUNDS for
                    payable to FREMONT MUTUAL     $100 or more.
                    FUNDs. Fremont will not
                    accept third party checks,
                    temporary checks, cash,
                    credit cards, credit card
                    checks, travelers checks or
                    money orders.

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BY TELEPHONE        Use the Telephone Exchange    Use the Telephone Exchange
(TELEPHONE          Privilege or On-line          Privilege or On-line
EXCHANGE)           Account Access to move        Account Access to move your
PRIVILEGE) OR ON    $2,000 or more ($1,000 for    investment from one Fremont
THE INTERNET        IRAs or Education Savings     fund to another. Please
(ON-LINE            Accounts) from an existing    note that exchanges between
ACCOUNT ACCESS)     Fremont fund account into a   funds in non-retirement
                    new, identically registered   accounts are subject to
                    account. To use the           capital gains taxes.
                    Telephone Exchange
                    Privilege, you must first     To sign up for On-line
                    sign up for the privilege     Account Access, call
                    by checking the appropriate   800.548.4539 to request a
                    box on your Account           personal identification
                    Application. After you sign   number.
                    up, please allow time for
                    Fremont to open your
                    account.

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BY TELEPHONE                       --             Transfer money from your
(AUTOBUY PROGRAM)                                 bank to your Fremont
OR ON THE INTERNET                                account by telephone or
(ON-LINE ACCOUNT                                  using On-line Account
ACCESS)                                           Access. You can sign up for
                                                  this privilege on your
                                                  Account Application or by
                                                  completing an Automatic
                                                  Investment Plan form.

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BY WIRE                            --             Call 800.548.4539 (press 6)
                                                  to request bank routing
                                                  information for wiring your
                                                  money to Fremont. Not
                                                  available for IRA accounts.

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BY AUTOMATIC                       --             Use the Automatic
INVESTMENT PLAN                                   Investment Plan to move
                                                  money ($50 minimum) from
                                                  your financial institution
                                                  (via Automated Clearing
                                                  House) to your Fremont
                                                  account once or twice each
                                                  month. For more information
                                                  about the Automatic
                                                  Investment Plan, see the
                                                  text immediately below. TO
                                                  PARTICIPATE, CALL TO
                                                  REQUEST AN AUTOMATIC
                                                  INVESTMENT PLAN FORM.

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FREMONT MAKES IT EASY TO INVEST

THE AUTOMATIC INVESTMENT PLAN

This convenient service allows you to automatically transfer money once or twice a month from your pre-designated bank account to your Fremont account.

o  The amount of the monthly investment must be at least $50.

o Open your account with the Automatic Investment Plan, and we will waive the new account minimum.

o If your transfer date falls on a weekend or holiday, we will process the transaction on the previous business day.

To change the amount or frequency of your automatic investments, or to stop future investments, you must notify us in writing or by calling 800.548.4539. We must receive your request at least 5 days prior to your next scheduled investment date.

6  FREMONT MUTUAL FUNDS                             CALL TOLL FREE: 800.548.4539

SHAREHOLDER GUIDE

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WHAT YOU SHOULD KNOW WHEN MAKING AN INVESTMENT

HOW A MUTUAL FUND IS PRICED

A Fund's net asset value, or NAV, is the price of a single share. The NAV is computed by adding up the value of the Fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the total by the number of shares outstanding.

The Fund's NAV is calculated after the close of trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern time, on each day that the exchange is open for trading ("Closing Time").

The Money Market Fund values its assets based on an amortized cost method which approximates value. This method is not affected by changes in the market.

WHEN AN ORDER TO BUY (OR SELL) IS CONSIDERED RECEIVED

Your investment and your application must both be received by Closing Time in order for you to receive that day's price.

All orders  received  after  Closing Time will be processed  with the next day's
NAV.

An order is considered received when the completed application (for a new account) or information identifying the account, plus any required documents, and the investment is received in good order by PFPC, Inc., Fremont's transfer agent.

OTHER PURCHASING POLICIES

The Fund is available only to U.S. citizens and resident aliens.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Fremont does not accept third party checks, temporary checks, cash, credit cards, credit card checks, travelers checks or money orders.

If you purchase shares by check, and then you sell those shares, the payment may be delayed until your purchase check has cleared.

If Fremont receives notice of insufficient funds for a purchase made by check or Autobuy, the purchase will be canceled and you will be liable for any related losses or fees the Fund or its transfer agent incurs.

During times of extreme market volatility, it may be difficult to purchase shares by telephone. Fremont will do its best to accommodate all shareholders, but you should consider using overnight mail if you find that you are unable to get through on the telephone.

ABUSIVE TRADING PRACTICES

Fremont does not permit excessive short-term trading, market-timing, or other abusive trading practices in our Funds. These practices may disrupt portfolio management strategies and harm fund performance. To minimize harm to the Funds and their shareholders, Fremont reserves the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to a Fund. Fremont defines abusive trading practices as making six or more complete exchanges -- into and out of -- one fund within a 12-month period.

Fremont also reserves the right to revoke the transaction privileges of any shareholder at any time if he or she has used abusive language or misused the Internet or phone privileges when making purchases and exchange requests or account inquiries.

Fremont may modify exchange privileges by giving 60 days' written notice to shareholders.

INVESTING THROUGH OTHER INVESTMENT FIRMS

You may purchase or redeem shares of the Funds through authorized broker-dealers, banks, or other financial institutions. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds' behalf. These institutions also may charge for their services or place limitations on the extent to which you may use the services offered by Fremont Mutual Funds.

The Funds may compensate third-party service providers who perform shareholder servicing normally performed by the Funds.

WWW.FREMONTFUNDS.COM                                     FREMONT MUTUAL FUNDS  7

SHAREHOLDER GUIDE

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HOW TO SELL YOUR SHARES

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next calculated NAV, or share price, after your request, along with all required documents and/or forms described on page 9, are received by the transfer agent.

When you sell your shares, you may choose one of the selling methods described in the table below, as well as how you would like to receive your money.

Fremont has put several safeguards in place which are intended to protect the interests of our shareholders. By providing all the information requested when you sell your shares, you help us to complete your order in as timely a manner as possible.

--------------------------------------------------------------------------------------------------
SELLING METHOD                FEATURES AND REQUIREMENTS
--------------------------------------------------------------------------------------------------
BY MAIL                       MAIL YOUR INSTRUCTIONS TO:         IF YOU ARE USING OVERNIGHT MAIL:
                              Fremont Mutual Funds, Inc.         Fremont Mutual Funds, Inc.
                              Shareholder Services               c/o PFPC
                              P. O. Box 9769                     101 Sabin Street
                              Providence, RI 02940-9769          Pawtucket, RI 02860

--------------------------------------------------------------------------------------------------

BY TELEPHONE (TELEPHONE       The Telephone Redemption Privilege allows you to redeem your shares
REDEMPTION PRIVILEGE)         by phone. On-line Account Access allows you to redeem your shares
OR ON THE INTERNET            on-line. You must make your telephone and Internet redemptions by
(ON-LINE ACCOUNT ACCESS)      Closing Time to receive that day's price. You must provide written authorization to add this privilege to your account prior to making the request.

--------------------------------------------------------------------------------------------------

BY AUTOMATIC WITHDRAWAL       The Automatic Withdrawal Plan (explained more fully below) lets you
PLAN                          set up automatic monthly, quarterly, or annual redemptions from your account in specified dollar amounts ($100 minimum). To establish this feature, complete an Account Maintenance form which is available on-line at www.fremontfunds.com or by calling
                              800.548.4539.
--------------------------------------------------------------------------------------------------

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HOW WOULD YOU LIKE TO RECEIVE YOUR MONEY?

o  BY CHECK - Your check will be sent by regular mail to your address on file.

o  BY WIRE - There is a $10 service fee.

o BY ELECTRONIC TRANSFER - Please allow 3 business days. Before placing your order, check to make sure that your financial institution can receive electronic transfers made through the Automated Clearing House.

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SPECIAL SERVICES AVAILABLE

AUTOMATIC WITHDRAWAL PLAN

This convenient service allows you to arrange to receive as little as $100 from a Fremont account on either a monthly, quarterly, or annual basis. There is currently no charge for this service, but there are several policies you should be aware of:

o Redemptions made by check or electronic transfer will be made on the date you indicate when you set up an Automatic Withdrawal Plan on your account.

o If the withdrawal date falls on a week-end or holiday we will process the transaction on the prior business day.

o  You may also request automatic exchanges of a specified dollar amount.

WIRE TRANSFER

You may wish to wire the proceeds of a redemption from your Fremont account to another financial institution. If you wire money from your Fremont account, shares from your Fremont account are sold on the day we receive your instructions (if you call before the Closing Time).

Generally, the wire transfer is processed the next business day. The money should arrive at your financial institution the same day the wire is sent.

                                                           (continued next page)

8  FREMONT MUTUAL FUNDS                             CALL TOLL FREE: 800.548.4539

SHAREHOLDER GUIDE

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SPECIAL SERVICES AVAILABLE (CONT.)

In order to use the wire redemption feature, bank account instructions must be established prior to the request. You may authorize the wire privilege on your new account application, or by written instruction with a signature guarantee, and provide Fremont with bank account instructions. A $10 fee applies each time you wire money from your Fremont account.

CHECK REDEMPTION PRIVILEGE

The Fremont Money Market Fund offers check redemption privileges, except for retirement accounts. Please note that:

o  There is no charge for the checks.

o  Each check must be written for at least $250.

o On the date that the check is presented for payment, the amount of the check will be deducted from your account.

o  You may not close your account by writing a check.


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WHAT YOU SHOULD KNOW BEFORE REDEEMING SHARES

HOW WE DETERMINE THE REDEMPTION PRICE

The price at which your shares will be redeemed is determined by the time of day Fremont's transfer agent, or another authorized agent, receives your redemption request.

If a request is received before Closing Time, the redemption price will be the Fund's net asset value reported for that day. If a request is received after Closing Time, the redemption price will be the Fund's net asset value reported for the next day the market is open.

HOW TO REDEEM AT TODAY'S PRICE

If you have signed up for the Telephone Redemption Privilege, you may call in your redemption request before Closing Time to receive that day's share price. Or, you may arrange to have your written redemption request, with a signature guarantee, if required, and any supporting documents, delivered to PFPC, Inc., Fremont's transfer agent, before Closing Time.

REDEMPTIONS IN KIND

In extreme conditions, there is a possibility that Fremont may honor all or some of a redemption amount as a "redemption in kind." This means that you could receive some or all of your redemption in readily marketable securities held by the Fund. You would also be responsible for paying any broker commissions.

ABOUT REDEMPTION CHECKS

Normally, redemption proceeds will be mailed within three days after your redemption request is received although it can take up to 7 days. Fremont may withhold payment on redemptions until it is reasonably satisfied that it has received payment for a recent purchase.

                                                           (continued next page)

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REDEMPTION CHECKLIST:

Fremont would like to fulfill your request to sell shares as quickly as possible. Here are reminders to help you avoid some of the common problems that can delay the sale process:

[x] INCLUDE ALL YOUR ACCOUNT INFORMATION - your name, the fund's name, and your account number.

[x] PROVIDE YOUR PREFERRED REDEMPTION METHOD - check, wire, or electronic transfer.

[x] SPECIFY THE DOLLAR AMOUNT OR NUMBER OF SHARES YOU ARE REDEEMING. For IRA accounts, specify the percent of your holdings that you would like withheld for taxes.

[x] HAVE ALL ACCOUNT OWNERS SIGN THE LETTER OF INSTRUCTION - if you send us a letter of instruction, make sure that all account owners have signed the letter requesting the sale.

[x] HAVE SIGNATURE(S) GUARANTEED WHEN NEEDED - review the signature guarantee requirements on page 10. Be sure to obtain a signature guarantee if your sale meets those requirements.

WWW.FREMONTFUNDS.COM                                     FREMONT MUTUAL FUNDS  9

SHAREHOLDER GUIDE

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WHAT YOU SHOULD KNOW BEFORE REDEEMING SHARES (CONT.)

Redemption checks are made payable to the shareholder(s) of record; if you wish for the check to be made payable to someone other than the account owners, you must submit your request in writing, and the signatures of all shareholders of record must be guaranteed. For more information about a "signature guarantee," please see below.

If your non-retirement account balance falls below $1,500, the Fund has the right to redeem your shares after giving you 60-days' notice.

WHEN YOU CAN'T REDEEM

Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission.

During times of extreme market volatility, it may be difficult to sell shares by telephone. Fremont will do its best to accommodate all shareholders, but you should consider using overnight mail if you find that you are unable to get through by telephone.

WHEN ADDITIONAL DOCUMENTATION IS REQUIRED

Certain accounts (such as trust accounts, corporate accounts and custodial accounts) may require documentation in addition to the redemption request. For more information, please call 800.548.4539.

WHEN YOU NEED A SIGNATURE GUARANTEE

Certain requests must include a Medallion Signature Guarantee, which is designed to protect you and Fremont from fraudulent activities. Your request must be made in writing and include a signature guarantee if any of the following situations applies:

o  You wish to redeem more than $50,000 worth of shares.

o The check is being mailed to an address different from the one on your account (address of record).

o  The check is being made payable to someone other than the account owner.

o  You are requesting us to set up an Automatic Withdrawal Plan on your account.

o  You are instructing us to change your bank account information.

o If you wish to exchange from one Fremont Fund into another which is registered differently.

The signature guarantee may be waived for exchanges requested at a Fremont Investor Center if proper identification is provided.

HOW TO OBTAIN A SIGNATURE GUARANTEE

You should be able to obtain a Medallion Signature Guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

If you would like more information about the signature guarantee, or would like to sign up for the Telephone Redemption Privilege after you have already opened your account, please call 800.548.4539.

--------------------------------------------------------------------------------

MONITORING YOUR INVESTMENT

There are a variety of ways to track your mutual fund investment. Most major newspapers carry daily mutual fund listings, and you can also find daily prices on the Fremont Funds Web site at www.fremontfunds.com 24 hours a day.

You can check fund prices, your account balances, and process transactions by calling our 24-hour automated line at 800.548.4539.

STATEMENTS & REPORTS

In addition, you will receive statements and reports regarding your account on a regular basis:

o Confirmation statements will be sent when you make a transaction in your account or change your account registration.

o Quarterly statements for all Fremont funds, with account information as of the end of March, June, September and December.

o  Annual and Semi-Annual Reports for shareholders.

You can request duplicate statements or copies of your historical account information by calling 800.548.4539.

ACCOUNT ACCESS ON THE INTERNET

Shareholders can use our secure Web site at www.fremontfunds.com to:

o  Check current account balances;

o  View a portfolio;

o  Buy, exchange, or sell shares (some restrictions may apply);

o  View previous transactions; and

o  Reorder checkbooks; and

o  Change contact information.

Our Web site also provides fund performance, distribution schedules, forms and other in-depth information to help shareholders monitor their investments. At times, our Web site may contain supplemental information that is more current than that provided in our prospectus.

10  FREMONT MUTUAL FUNDS                            CALL TOLL FREE: 800.548.4539

SHAREHOLDER GUIDE

--------------------------------------------------------------------------------

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS HELP YOUR INVESTMENT GROW

The Fund pays dividends based on the income that it has received from its investments. The dividends may be taxed as ordinary income. Capital gains distributions occur when a Fund pays out gains realized on the sale of investment securities. The Fund pays dividends monthly and makes capital gains distributions annually.

When you open a taxable account, you should specify on your application how you would like to receive your dividends and capital gains distributions.

As an investor, there are five different ways you can choose to receive dividends and distributions:

o Automatically reinvest all dividends and capital gains distributions in additional shares.

o  Receive all distributions of income dividends and capital gains in cash.

o Receive income dividends in cash and accept short-term and long-term capital gains distributions in additional shares.

o Automatically reinvest income distributions and receive short-term and long-term gains distributions in cash.

o Invest all dividends and capital gains distributions in another Fremont Mutual Fund owned through an identically registered account.

If circumstances change after you make your selection, you can always change your options by calling 800.548.4539.

POLICIES AND PROCEDURES

If you are under age 59 1/2, cash distributions from an IRA are subject to income taxes and penalties. Therefore, all distributions for IRA accounts are automatically reinvested. After age 59 1/2, you may request payment of distributions in cash.

When you reinvest dividends and distributions, the reinvestment price is the Fund's NAV at the close of business on the payable date.

YOUR TAX ID NUMBER IS REQUIRED

If you have not provided a correct taxpayer identification number, usually a Social Security number, the Fund is required by the Internal Revenue Service
(IRS) to withhold 31% from any dividend and/or redemption that you receive.

--------------------------------------------------------------------------------

TAX CONSIDERATIONS

TAX PLANNING IS ESSENTIAL

As with any investment, you should consider how your investment in the Fund will be taxed. If your account is tax-deferred or tax-exempt (for example, an IRA or an employee benefit plan account), the information on these two pages does not apply. If your account is not tax-deferred or tax-exempt, however, you should be aware of these tax rules.

DISTRIBUTIONS MAY BE TAXABLE

A distribution is a payout of realized investment gains on securities in the Fund's portfolio. When, for example, the Fund sells a stock at a profit, that profit has to be recorded for tax purposes, combined with all the other profits made that year, and distributed to shareholders based on the number of shares held.

Your capital gains distributions are taxed at different rates, depending on how long the Fund owned the security. Long-term capital gains are those from securities held more than 12 months, and short-term capital gains are from securities held less than 12 months.

Distributions are subject to federal income tax, and may also be subject to state or local taxes. Distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.

CAPITAL GAINS ARE FEDERALLY TAXABLE

For federal tax purposes, the Fund's:

o Income and short-term capital gains distributions are taxed as dividends, meaning that you'll pay tax at your marginal tax rate on this amount;

o Long-term capital gains distributions are taxed as long-term capital gains (currently at a maximum of 20%).

TAX REPORTING

Every year, Fremont will send you and the IRS a statement, called a Form 1099-DIV, showing the amount of each taxable distribution you received in the previous year.

TAXES ON TRANSACTIONS

A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.

Your redemptions--including exchanges between funds--are subject to capital gains tax.

WWW.FREMONTFUNDS.COM                                    FREMONT MUTUAL FUNDS  11

INVESTMENT TERMS

--------------------------------------------------------------------------------

ADVISOR - A firm that provides investment management and administrative services, in this case, Fremont Investment Advisors, Inc.

AUTOMATED CLEARING HOUSE (ACH) - An outside service provider for Fremont Mutual Funds that transfers money between Fremont and other participating financial institutions.

BENCHMARK INDEX - A recognized measure of performance, of stock or bond markets. All mutual funds are required to have a relevant benchmark index, so that investors have a standard by which to judge fund performance over time.

BROKER-DEALER - A firm that is licensed to carry out a securities transaction. Examples would be Charles Schwab or E*Trade.

CAPITAL GAIN - The sale price of an investment less the original purchase price. If the number is positive there is a gain. For example, if a fund manager buys 10,000 shares of Stock A for $2,000,000 and later sells the same 10,000 shares for $3,000,000, the result is a capital gain of $1,000,000 ($3,000,000 -
$2,000,000 = $1,000,000).

o  SHORT-TERM GAINS - Capital gains on securities held for less than 12 months.

o  LONG-TERM GAINS - Capital gains on securities held for more than 12 months.

CLOSING TIME - When regular session trading closes on the New York Stock Exchange, usually 4:00 p.m. Eastern time, but sometimes earlier.

DISTRIBUTION - A payout of realized capital gains on the securities in a Fund's portfolio. Generally, once a year each Fremont Mutual Fund calculates the profits it has made that year on the sale of securities, adds all other profits, and distributes the profits to the fund's investors based on the number of shares they hold.

DIVIDEND - The payout of income earned on an investment to a  shareholder.  Like
other  mutual  funds,   Fremont  Mutual  Funds  periodically  pay  dividends  to
shareholders based on the income received from investments.

MONEY FUND REPORT AVERAGES - Based on the 30-day average percentage yield on all highly rated taxable money market funds reported in the Money Fund Report, a service of iMoneyNet, Inc. (formerly IBC Financial Data).

MONEY MARKET - The market for short-term debt instruments (such as certificates of deposit, U.S. Treasury bills and discount notes issued by federal government agencies).

MUTUAL FUND - An investment company that pools the money of many people to invest in any of a variety of different types of securities. A mutual fund offers investors the advantages of investment diversification and professional management.

NET ASSET VALUE (NAV) - The price of a single fund share. Calculated by adding up the value of all the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

NO-LOAD MUTUAL FUND - A type of mutual fund that does not impose a charge for purchasing or redeeming shares, so that all of your money goes to work for you.

PORTFOLIO - An investor's or a fund's combined holdings.

PORTFOLIO TURNOVER - The percentage of the dollar value of the portfolio which is replaced each year. This is calculated by dividing the total purchases or sales for the year, whichever is less, by the average assets for the year.

REDEMPTION - The act of selling shares of a mutual fund.

SECURITY - A type of investment whose authenticity is attested to by a legal document. Stocks, bonds, options and warrants are examples of a security. A stock certificate signifies partial ownership of a corporation. A bond demon-strates that the possessor is owed money by a corporation or government body.

SIGNATURE GUARANTEE - A security measure that confirms your identity, required for certain transactions in order to reduce fraud. For these transactions, signatures must be guaranteed by an "eligible guarantor" - a bank, broker-dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. A notary public is not an acceptable guarantor.

TRANSFER AGENT - The service provider retained by a mutual fund company to keep shareholder records, manage the flow of shareholders' funds, and resolve administrative issues.

WIRE - A method of transferring money between your Fremont account and another financial institution using the Federal Reserve Wiring System.

12  FREMONT MUTUAL FUNDS                            CALL TOLL FREE: 800.548.4539

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years or since the Fund's inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or loss) of an investment in that Fund (assuming reinvestment of all dividends and distributions). This information has been audited by independent accountants, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

FREMONT MONEY MARKET FUND                                                         YEAR ENDED OCTOBER 31
--------------------------------------------------------------------------------------------------------------------------------
                                                             2002           2001           2000           1999           1998
                                                             ----           ----           ----           ----           ----
SELECTED PER SHARE DATA
   For one share outstanding during the period

   NET ASSET VALUE, BEGINNING OF PERIOD                   $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                          ----------     ----------     ----------     ----------     ----------
   INCOME FROM INVESTMENT OPERATIONS
      Net investment income                                      .02            .05            .06            .05            .05
                                                          ----------     ----------     ----------     ----------     ----------
         Total income from investment operations                 .02            .05            .06            .05            .05
                                                          ----------     ----------     ----------     ----------     ----------
   LESS DISTRIBUTIONS
      From net investment income                                (.02)          (.05)          (.06)          (.05)          (.05)
                                                          ----------     ----------     ----------     ----------     ----------
         Total distributions                                    (.02)          (.05)          (.06)          (.05)          (.05)
                                                          ----------     ----------     ----------     ----------     ----------
   NET ASSET VALUE, END OF PERIOD                         $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                          ==========     ==========     ==========     ==========     ==========

TOTAL RETURN                                                    1.77%          4.67%          5.99%          4.89%1         5.45%1
   Net assets, end of period (000s omitted)               $  870,105     $  777,523     $  707,992     $  760,950     $  717,291
   Ratio of net expenses to average net assets2                  .42%           .42%           .42%           .37%           .29%
   Ratio of  gross expenses to average net assets2               .42%           .42%           .42%           .42%           .44%
   Ratio of net investment income to average net assets         1.75%          4.54%          5.80%          4.83%          5.33%

1 Total return would have been lower had the advisor not waived and/or reimbursed expenses. Total return is not annualized in periods less than one year.

2 Administrative fees were voluntarily waived in their entirety prior to March 1, 1999.

WWW.FREMONTFUNDS.COM                                    FREMONT MUTUAL FUNDS  13

--------------------------------------------------------------------------------

FREMONT'S PRIVACY STATEMENT

Fremont Mutual Funds, Inc. is committed to protecting your personal information. Privacy and security are fundamental elements of Fremont's commitment to service. We understand the importance you place on protecting information that personally identifies you or your investment account. We refer to all this data as "personal information," which includes, but is not limited to your:

     o First and last name              o Social Security Number
     o Physical address, zip code       o Birth date
     o Email address                    o Phone and fax numbers
     o Account number                   o Account type
     o Account balance                  o Fund name(s)

FREMONT DOES NOT SELL PERSONAL INFORMATION ABOUT OUR CUSTOMERS OR FORMER CUSTOMERS TO ANYONE. We will only share personal information as needed within our organization and with non-affiliated third parties as stated in this Privacy Statement, unless we give you additional notice or ask for your permission.

In the course of business Fremont may provide your personal information to the following parties:

   SERVICE PROVIDERS: Fremont may share your personal information with authorized service providers who need this information to perform services related to processing your requests and transactions. In general, these service providers consist of custodians, transfer agents, authorized broker-dealers, banks, or other financial institutions and their intermediaries.

   FEDERAL AND STATE REGULATORS: At times, Fremont may need to disclose or report personal information when we believe in good faith that disclosure is required under law.

Your personal information will only be used to manage or maintain your account. To do so, we may share your personal information with an agent or affiliate. This personal information is protected with a strict confidentiality agreement, and companies that we hire to provide support services or act as our agent must conform to our privacy standards. We do not allow any non-affiliated company to retain your personal information longer than necessary to provide its product or service, unless you grant us permission to do so.

Fremont's corporate policies require that employees with access to confidential customer information may not use or disclose the information except for business use. All employees are required to safeguard such information, as specified in their confidentiality agreements with Fremont. We maintain physical, electronic, and procedural safeguards that comply with federal standards to protect your nonpublic personal information.

USA PATRIOT ACT

Under new rules required by the USA PATRIOT ACT, we may ask you to provide various identification documents or other information. Until you provide the information we need, we may not be able to open an account or effect any transactions for you. The Act was designed to detect, deter and punish terrorists in the United States and abroad and consequently imposes new anti-money laundering requirements on financial institutions. These requirements necessitate our obtaining such identification documents from you. We thank you for your cooperation and hope that you will support us in our efforts to deny terrorist groups access to America's financial system.

If you have any questions or comments about our privacy or anti-money laundering practices, please contact us at 800.548.4539.

--------------------------------------------------------------------------------

14  FREMONT MUTUAL FUNDS                            CALL TOLL FREE: 800.548.4539

FREMONT MUTUAL FUNDS

FOR MORE INFORMATION

In addition to the Fund information contained in this Prospectus, you may also request the following free publications from Fremont Mutual Funds:

o  ANNUAL AND SEMI-ANNUAL REPORTS
   Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In these reports, you will find a discussion of |the market conditions and investment strategies that significantly affected Fund performance during the last fiscal year.

o  STATEMENT OF ADDITIONAL INFORMATION
   This publication gives you more information about the Fund's investment strategy. Legally it is "incorporated by reference," or considered part of, this Prospectus.

You may also review and copy these publications at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C.

You can obtain information on the operation of the Public Reference Room by calling 202.942.8090. Reports and other information about the Fund are also available:

o Free of charge from the Commission's EDGAR database on the Commission's Internet web site at www.sec.gov, or

o For a fee, by writing to the Public Reference Room of the Commission, Washington, D.C. 20549-0102, or

o  For a fee, by sending an e-mail request to: publicinfo@sec.gov.


          fremont
               FREMONT INVESTMENT ADIVSORS

               FOR GENERAL INFORMATION:
               800.548.4539, OR 508.871.9529 (OUTSIDE U.S.).
               PLEASE VISIT OUR WEB SITE AT: WWW.FREMONTFUNDS.COM

               FOR INSTITUTIONAL OR FINANCIAL ADVISOR CLIENTS: 800.565.0254

               SEC File No: 811-05632

               Distributed by Quasar Distributors, LLC, Milwaukee, WI 53202. Copyright 2003 Fremont Mutual Funds, Inc. All rights reserved.

               P090-0310